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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                              CBRE Holding, Inc.
            (Exact Name of Registrant as Specified in its Charter)

               Delaware                                  94-3391143
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(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

    909 Montgomery Street, Suite 400
       San Francisco, California                          94133
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(Address of Principal Executive Offices)               (Zip Code)

Securities to be Registered Pursuant to Section 12(b) of the Act:

         Title of Each Class                 Name of Each Exchange on which
          to be Registered                   Each Class is to be Registered
                N/A                                         N/A
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If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [X]

Securities Act registration statement file number to which this form relates:
333-59440
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Securities to be Registered Pursuant to Section 12(g) of the Act:

                Class A Common Stock, par value $0.01 per share
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                               (Title of Class)

                   Options to acquire Class A Common Stock
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                               (Title of Class)


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Item 1.   Description of Registrant's Securities to be Registered.

          CBRE Holding, Inc. (the "Registrant") incorporates by reference the description of its securities to be registered hereunder contained under the headings "Description of Capital Stock" and "Shares Eligible for Future Sale" contained in the Registrant's Registration Statement on Form S-1, file number 333-59440 (the "Form S-1 Registration Statement").

Item 2.   Exhibits.

          The exhibits to this Registration Statement are incorporated by reference to the corresponding exhibits to the Registrant's Form S-1 Registration Statement:

          3.1 Restated Certificate of Incorporation of the Registrant (incorporated herein by reference to Exhibit 3.2 to the Registrant's Form S-1 Registration Statement).

          3.2 Restated By-Laws of the Registrant (incorporated herein by reference to Exhibit 3.4 to the Registrant's Form S-1 Registration Statement).

          4.1 Specimen Class A Common Stock (incorporated herein by reference to Exhibit 4.1 to the Registrant's Form S-1 Registration Statement).

          4.2(a) Amended and Restated Contribution and Voting Agreement, dated as of May 31, 2001, by and among the Registrant, BLUM CB Corp., RCBA Strategic Partners, L.P., FS Equity Partners III, L.P., FS Equity Partners International, L.P., Raymond E. Wirta, W. Brett White, Frederic V. Malek, The Koll Holding Company and Donald M. Koll (incorporated herein by reference to Exhibit 4.2(a) to the Registrant's Form S-1 Registration Statement).

          4.2(b) Form of Securityholders' Agreement (Exhibit A to the Contribution and Voting Agreement set forth in Exhibit 4.2(a) hereto and incorporated herein by reference to Exhibit 4.2(b) to the Registrant's Form S-1 Registration Statement).

          4.2(c) Form of Warrant Agreement (Exhibit B to the Contribution and Voting Agreement set forth in Exhibit 4.2(a) hereto and incorporated herein by reference to Exhibit 4.2(c) to the Registrant's Form S-1 Registration Statement).

          4.3 Form of Designated Manager Subscription Agreement (incorporated herein by reference to Exhibit 4.3 to the Registrant's Form S-1 Registration Statement).

          4.4 Form of Non-Management Employee Subscription Agreement (incorporated herein by reference to Exhibit 4.4 to the Registrant's Form S-1 Registration Statement).

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          4.5     Purchase Agreement between the Company and Credit Suisse First
                  Boston Corporation dated as of June 29, 2001 (incorporated herein by reference to Exhibit 4.5 to the Registrant's Form
                  S-1 Registration Statement).

          4.6 Form of Pledge Agreement (incorporated herein by reference to Exhibit 4.6 to the Registrant's Form S-1 Registration Statement).

          4.7 Registration Rights Agreement, dated as of May 31, 2001, among the Company, BLUM CB Corp. and Credit Suisse First Boston Corporation (incorporated herein by reference to Exhibit 4.11 to the Registrant's Form S-1 Registration Statement).

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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.



Dated:  July 5, 2001                  Registrant:    CBRE Holding, Inc.
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                                      By:       /s/ Claus J. Moller
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                                      Name:          Claus Moller
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                                      Title:          President
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